UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

MICROSOFT CORPORATION

(Exact name of registrant as specified in charter)

Washington	0-14278	91-1144442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 882-8080

N/A

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On April 22, 2004, Microsoft Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2004, and presented materials on its website that included supplemental historical financial information. A copy of that supplemental information is furnished as Exhibit 99.1 to this report. In addition, certain additional historical financial information was provided by Microsoft in a conference call webcast on April 22, 2004 following the issuance of the press release. A transcript of the portion of the conference call providing that additional historical financial information is set forth as Exhibit 99.2 to this report.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: April 28, 2004	/s/ John G. Connors
John G. Connors Senior Vice President; Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Supplemental financial information presented on April 22, 2004 by Microsoft Corporation

99.2	Transcript of portions of April 22, 2004 conference call webcast

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